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                                                                   Exhibit 10.44
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                                December 7, 2000

Mr. Michael L. Baur
ScanSource, Inc.
6 Logue Ct.
Greenville, SC 29615


Dear Mike:

This letter will amend the Employment Agreement between you and ScanSource, Inc. dated July 1, 1999 to reflect the change in your Base Salary from $125,000 to $175,000 per year.

Effective January 1, 2001, Paragraph 3.A. of the Agreement titled "Base Salary", is hereby amended to read as follows:

     3.   Compensation. As compensation for the services to be rendered by
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     Employee for Employer under this Agreement, Employee shall be compensated on the following basis:

               A.   Base Salary. An annual Base Salary of One Hundred
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     Seventy-five Thousand and No/100 ($175,000.00) Dollars, plus any raises or other compensation approved by the Board of Directors of Employer, payable in pay periods as determined by Employer, but in no event less frequently than monthly.

Except as herein expressly modified and amended, the terms and conditions of the Agreement shall continue in full force and effect without change.

Please signify your agreement to this amendment by signing below.

For ScanSource:                          Agreed to by Michael L. Baur:


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Signature                                      Signature

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Name and Title